UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Big Lots, Inc. (“we,” “us” or “our”) is providing updated information regarding the voluntary document request received from the United States Securities and Exchange Commission (“SEC”) on December 7, 2012, and the grand jury subpoena received from the United States Attorney for the Southern District of New York (“U.S. Attorney”) on November 29, 2012. Those matters were the subject of prior disclosure in our Form 10-Q dated December 5, 2012, and Form 10-K dated April 2, 2013.

On May 20, 2013, our counsel received a letter dated May 9, 2013, from the Division of Enforcement of the SEC, which stated in relevant part: “This investigation has been completed as to your client, Big Lots, against which we do not intend to recommend any enforcement action by the Commission.”

With respect to the U.S. Attorney matter, we provided information in response to the November 29, 2012 subpoena in late 2012 and early 2013. Since that time, we have received no further subpoena or other request for information from the U.S. Attorney.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: May 21, 2013	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Executive Vice President, Chief Administrative Officer